                                                                      Exhibit 24

                                POWER OF ATTORNEY

         Each of the undersigned officers and directors of Danninger Medical Technology, Inc. (the "Corporation") hereby appoints Joseph A. Mussey and Paul
A. Miller, or either of them, with power to act without the other, as his true and lawful attorney, to sign, in his name and on his behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Corporation's Registration Statement on Form S-8 (the "Registration Statement") for the purpose of registering under the Securities Act of 1933, as amended, 250,000 shares of Common Stock, $.01 par value, to be distributed by the Corporation pursuant to the Danninger Medical Technology, Inc. Retirement 401(k) Savings Plan and Trust (the "Plan") and such other number of shares as may be issued under the anti-dilution provisions of the Plan and an undetermined number of Plan interests, and any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting unto such attorneys and each of them full power and authority to do and perform in the name and on behalf of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has signed these presents this 18th day of May, 1995.


         SIGNATURE                                          TITLE
         ---------                                          -----

/s/ Joseph A. Mussey                                        President, Chief Executive Officer,
- ----------------------------                                Treasurer and Director
Joseph A. Mussey                                            (Principal Executive Officer)


/s/ Paul A. Miller                                          Vice President and
- ----------------------------                                Chief Financial Officer
Paul A. Miller                                              (Principal Accounting Officer)



/s/ Edward R. Funk                                          Chairman of the Board of Directors
- ----------------------------
Edward R. Funk

/s/ Daniel A. Funk                                          Director
- ----------------------------
Daniel A. Funk




____________________________                                Director
Daniel A. Gregorie

/s/ Herbert J. Kahn                                         Director
- ----------------------------
Herbert J. Kahn

/s/ Curtis A. Loveland                                      Director
- ----------------------------
Curtis A. Loveland

/s/ C. Craig Waldbillig                                     Director
- ----------------------------
C. Craig Waldbillig

/s/ Peter H. Williams                                       Director
- ----------------------------
Peter H. Williams

/s/ Robert J. Williams                                      Director
- ----------------------------
Robert J. Williams